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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM T-1

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

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[_] CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A TRUSTEE PURSUANT TO
                               SECTION 305(b)(2)

                     WELLS FARGO BANK, NATIONAL ASSOCIATION
               (Exact name of trustee as specified in its charter)

A NATIONAL BANKING ASSOCIATION                               94-1347393
(Jurisdiction of incorporation or                            (I.R.S. Employer
organization if not a U.S. national                          Identification No.)
bank)

101 NORTH PHILLIPS AVENUE
SIOUX FALLS, SOUTH DAKOTA                                    57104
(Address of principal executive offices)                     (Zip code)

                              WELLS FARGO & COMPANY
                          LAW DEPARTMENT, TRUST SECTION
                                  MAC N9305-175
                  SIXTH STREET AND MARQUETTE AVENUE, 17TH FLOOR
                          MINNEAPOLIS, MINNESOTA 55479
                                 (612) 667-4608
            (Name, address and telephone number of agent for service)

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                           TRUSTREET PROPERTIES, INC.
               (Exact name of obligor as specified in its charter)

MARYLAND                                                     75-2687420
(State or other jurisdiction of                              (I.R.S. Employer
incorporation or organization)                               Identification No.)

450 SOUTH ORANGE AVENUE
ORLANDO, FL                                                  32801
(Address of principal executive offices)                     (Zip code)

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                          7 1/2% SENIOR NOTES DUE 2015
                       (Title of the indenture securities)

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Item 1.  General Information. Furnish the following information as to the trustee:

               (a)  Name and address of each examining or supervising authority to which it is subject.

                    Comptroller of the Currency
                    Treasury Department
                    Washington, D.C. 20230

                    Federal Deposit Insurance Corporation
                    Washington, D.C. 20429

                    Federal Reserve Bank of San Francisco
                    San Francisco, California 94120

               (b)  Whether it is authorized to exercise corporate trust powers.

                    The trustee is authorized to exercise corporate trust
                    powers.

Item 2.  Affiliations with Obligor. If the obligor is an affiliate of the trustee, describe each such affiliation.

               None with respect to the trustee.

No responses are included for Items 3-14 of this Form T-1 because the obligor is not in default as provided under Item 13.

Item 15. Foreign Trustee. Not applicable.

Item 16. List of Exhibits. List below all exhibits filed as a part of this
         Statement of Eligibility.

     Exhibit 1.   A copy of the Articles of Association of the trustee now in effect.*

     Exhibit 2.   A copy of the Comptroller of the Currency Certificate of
                  Corporate Existence and Fiduciary Powers for Wells Fargo Bank,
                  National Association, dated February 4, 2004.**

     Exhibit 3.   See Exhibit 2

     Exhibit 4.   Copy of By-laws of the trustee as now in effect.***

     Exhibit 5.   Not applicable.

     Exhibit 6.   The consent of the trustee required by Section 321(b) of
                  the Act.

     Exhibit 7.   A copy of the latest report of condition of the trustee
                  published pursuant to law or the requirements of its
                  supervising or examining authority.

     Exhibit 8.   Not applicable.

     Exhibit 9.   Not applicable.

* Incorporated by reference to the exhibit of the same number to the trustee's
Form T-1 filed as exhibit 25 to the Form T-3 dated March 3, 2004 of Trans-Lux
Corporation file number 022-28721.

** Incorporated by reference to the exhibit of the same number to the trustee's
Form T-1 filed as exhibit 25 to the Form T-3 dated March 3, 2004 of Trans-Lux
Corporation file number 022-28721.

*** Incorporated by reference to the exhibit of the same number to the trustee's
Form T-1 filed as exhibit 25.1 to the Form S-4 dated May 26, 2005 of Penn
National Gaming, Inc. file number 333-125274.

                                    SIGNATURE

Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the trustee, Wells Fargo Bank, National Association, a national banking association organized and existing under the laws of the United States of
America, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of
Minneapolis and State of Minnesota on the 20th day of October 2005.

                                  WELLS FARGO BANK, NATIONAL ASSOCIATION

                                  /s/ Jane Y. Schweiger
                                  ----------------------------------------------
                                  Jane Y. Schweiger
                                  Vice President

                                    EXHIBIT 6

October 20, 2005

Securities and Exchange Commission
Washington, D.C. 20549

Gentlemen:

In accordance with Section 321(b) of the Trust Indenture Act of 1939, as amended, the undersigned hereby consents that reports of examination of the undersigned made by Federal, State, Territorial, or District authorities authorized to make such examination may be furnished by such authorities to the
Securities and Exchange Commission upon its request therefore.

                                  Very truly yours,

                                  WELLS FARGO BANK, NATIONAL ASSOCIATION

                                  /s/ Jane Y. Schweiger
                                  ----------------------------------------------
                                  Jane Y. Schweiger
                                  Vice President

                                    EXHIBIT 7

                       Consolidated Report of Condition of

                      Wells Fargo Bank National Association
               of 101 North Phillips Avenue, Sioux Falls, SD 57104
                     And Foreign and Domestic Subsidiaries,
       at the close of business June 30, 2005, filed in accordance with 12
                     U.S.C. Section 161 for National Banks.

                                                                    Dollar Amounts
                                                                       In Millions
                                                                    --------------

ASSETS
Cash and balances due from depository institutions:
   Noninterest-bearing balances and currency and coin                     $ 13,712
   Interest-bearing balances                                                 1,968
Securities:
   Held-to-maturity securities                                                   0
   Available-for-sale securities                                            24,158
Federal funds sold and securities purchased under
   agreements to resell:
   Federal funds sold in domestic offices                                    1,518
   Securities purchased under agreements to resell                             905
Loans and lease financing receivables:
   Loans and leases held for sale                                           32,024
   Loans and leases, net of unearned income               249,760
   LESS: Allowance for loan and lease losses                2,336
   Loans and leases, net of unearned income and
      allowance                                                            247,424
Trading Assets                                                               6,313
Premises and fixed assets (including capitalized
   leases)                                                                   3,676
Other real estate owned                                                        125
Investments in unconsolidated subsidiaries and
   associated companies                                                        330
Customers' liability to this bank on acceptances
   outstanding                                                                  94
Intangible assets
   Goodwill                                                                  8,613
   Other intangible assets                                                   9,109
Other assets                                                                14,151
                                                                          --------
Total assets                                                              $364,120
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LIABILITIES
Deposits:
   In domestic offices                                                    $255,501
      Noninterest-bearing                                  81,024
      Interest-bearing                                    174,477
   In foreign offices, Edge and Agreement subsidiaries,
      and IBFs                                                              28,344
      Noninterest-bearing                                       3
      Interest-bearing                                     28,341
Federal funds purchased and securities sold under
   agreements to repurchase:
   Federal funds purchased in domestic offices                                9,370
   Securities sold under agreements to repurchase                             3,423

                                                                  Dollar Amounts
                                                                     In Millions
                                                                  --------------
Trading liabilities                                                        4,966
Other borrowed money
   (includes mortgage indebtedness and obligations under
    capitalized leases)                                                   10,763
Bank's liability on acceptances executed and outstanding                      94
Subordinated notes and debentures                                          7,038
Other liabilities                                                         10,508
                                                                        --------
Total liabilities                                                       $330,007

Minority interest in consolidated subsidiaries                                64

EQUITY CAPITAL
Perpetual preferred stock and related surplus                                  0
Common stock                                                                 520
Surplus (exclude all surplus related to preferred stock)                  24,521
Retained earnings                                                          8,517
Accumulated other comprehensive income                                       491
Other equity capital components                                                0
                                                                        --------
Total equity capital                                                      34,049
                                                                        --------
Total liabilities, minority interest, and equity capital                $364,120
                                                                        ========

I, Karen B. Martin, Vice President of the above-named bank do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true to the best of my knowledge and belief.

                                                                 Karen B. Martin
                                                                  Vice President

We, the undersigned directors, attest to the correctness of this Report of
Condition and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true and correct.

Howard Atkins
Carrie Tolstedt   Directors
Pat Callahan